EXHIBIT 10.1

                        CAPITAL STOCK EXCHANGE AGREEMENT


     THIS AGREEMENT is made this 21st day of January, 2004, by and between the stockholders of ENVIRONMENTAL TECHNOLOGIES, INC., a Nevada corporation ("Entech"), the Entech stockholders being more fully described on the signature page hereof (the "Entech Stockholders"), and CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company").

     WHEREAS, the Entech Stockholders are the owners of all of the issued and outstanding shares of the common stock of Entech, par value $0.001 per share (the "Entech Stock"); and

     WHEREAS, the Entech Stockholders desire to transfer all of their shares of the Entech Stock to the Company in exchange for shares of the common stock of the Company, par value $0.001 per share (the "Company Common Stock") as hereinafter provided; and

     WHEREAS, the Company's shareholders have agreed to help restructure the Company's share capital by canceling 1,884,000 of their 2,199,000 shares, leaving 315,000 shares issued and outstanding, and canceling any debts, to facilitate the transaction described herein in exchange for a total of US$275,000 to paid by the Entech Stockholders; and

     WHEREAS, the Company has agreed to issue 9,550,000 of the Company Common Stock on a one for one basis with the Entech Stockholders to acquire 100 percent of Entech, which will represent 96.81 percent of the 9,865,000 shares of the Company Common Stock to be issued and outstanding after the issuance of the Company Common Stock to the Entech Stockholders as described herein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Entech Stockholders and the Company agree as follows:

     1.     Exchange  of  the  Entech  Stock.  Upon the terms and conditions set
            --------------------------------
forth in this Agreement the Entech Stockholders shall exchange, sell, assign, and transfer to the Company at the closing of this Agreement (the "Closing"), free and clear of all liens and encumbrances, and the Company shall accept from the Entech Stockholders at the Closing 9,550,000 shares of the Entech Stock owned by the Entech Stockholders. In consideration therefor, the Company shall deliver to the Entech Stockholders, in exchange for the Entech Stock at the Closing, 9,550,000 shares of the Company Common Stock.

     2.     Restrictive  Legend.  All  shares  of the Company Common Stock to be
            -------------------
delivered to the Entech Stockholders hereunder shall be issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), inasmuch such shares to be issued to the Entech Stockholders will be issued for investment purposes without a view to distribution. In addition, all of the Entech Stockholders will have had access to information concerning the Company and its business prospects, as required by the Securities Act. Furthermore, there will be no general solicitation or advertising for the purchase of the shares of the Company Common Stock covered by this Agreement. The securities are to be issued to the Entech Stockholders after thorough discussions that comprise less than 35 Non-Accredited Investors as defined in the Securities Act. Finally, the Company's stock transfer agent will be instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

     All shares of the Company Common Stock to be delivered to the Entech Stockholders hereunder shall bear a restrictive legend in substantially the following form:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT

AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     3.     Additional  Consideration.  As  additional consideration, the Entech
            -------------------------
Stockholders will cause Entech to deliver to the Company the sum of US$50,000 at the Closing. At the closing of an investment in Entech by Barron Partners LP, pursuant to that certain Stock Purchase Agreement dated January 13, 2004, by and between Entech and Barron Partners LP, as amended (the "Barron Partners LP Stock Purchase Agreement") the Entech Stockholders will cause Entech to deliver the sum of US$225,000. The Barron Partners LP Stock Purchase Agreement is expressly incorporated herein by reference for all purposes.

     4.     Issuance  of Shares and Warrants to Barron Partners LP.  Pursuant to
            ------------------------------------------------------
the Barron Partners LP Stock Purchase Agreement, the Company will cause the issuance of 2,000,000 shares of the Company Common Stock and the Warrants as described in the Barron Partners LP Stock Purchase Agreement to be delivered to Barron Partners LP upon the closing of the Barron Partners LP Stock Purchase Agreement. Such 2,000,000 shares of the Company Common Stock and the Warrants will be delivered to Bruce Smith at Harbour, Smith, Harris & Merritt, 404 N. Green Street, Longview, Texas 75601, to be held in escrow until the closing of the Barron Partners LP Stock Purchase Agreement and the payment of the US$225,000 described in Paragraph 3 hereof.

     5.     Tax  Treatment.  The exchange described herein is intended to comply
            --------------
with all of the provisions of Section 351 of the Internal Revenue Code of 1986, as amended and all applicable regulations thereunder. In order to ensure compliance with said provisions, the parties agree to take whatever steps may be necessary, including, but not limited to, the amendment of this Agreement.

     6.     Representations  and  Warranties of the Company.  The Company hereby
            -----------------------------------------------
represents and warrants to the Entech Stockholders as follows:

          (a)     Power and Authority.  The Company has full corporate power and
                  -------------------
authority to execute, deliver and perform this Agreement and any other agreement to be executed in connection herewith (the "Other Agreements").

          (b)     Authorization.  The  execution,  delivery  and  performance of
                  -------------
this Agreement and the Other Agreements by the Company have been duly authorized by all requisite corporate action.

          (c)     Binding  Effect.  Upon  execution and delivery by the Company,
                  ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Company enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)     Trading  Status.  The  Company  is  a  fully reporting company
                  ---------------
under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company Common Stock is registered under Section 12(g) of the Exchange Act. Further, the Company Common Stock is traded on the Over the Counter Bulletin Board maintained by the Nasdaq Stock Market, Inc. (the "OTCBB").

          (e)     No  Default.  Neither  the  execution  and  delivery  of  this
                  -----------
Agreement or the Other Agreements nor full performance by the Company of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company's business following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the Company's assets.

          (f)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Company prior to the Closing to authorize the execution, delivery and performance by the Company of this Agreement or the Other Agreements.

          (g)     Organization  and  Standing  of the Company.  The Company is a
                  -------------------------------------------
duly organized and validly existing Florida corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (h)     No  Subsidiaries.  The  Company  has  no  subsidiaries.
                  ----------------

          (i)     Capitalization  of  the Company.  The Company is authorized by
                  -------------------------------
its Articles of Incorporation to issue 100,000,000 shares of the Company Common Stock, 315,000 shares of which will be duly and validly issued and outstanding, fully paid, and non-assessable as of the Closing, and 10,000,000 shares of preferred stock, none of which are issued or outstanding. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Common Stock or other securities or entitling anyone to acquire the Company Common Stock or other securities of the Company.

          (j)     No Debts.  The  Company  will  have  as  of  the  Closing  no
                  --------
outstanding debt or obligations whatsoever, including, but not limited to, any income, real or personal property taxes.

          (k)     No  Assets.  The  Company  will have no assets as the Closing.
                  ----------

          (l)     No Litigation.  The  Company is not now and will not be at the
                  -------------
Closing subject to any pending or threatened litigation, claims or lawsuits from any party.

          (m)     No Contracts.  The Company  is  not  a  party to any contract,
                  ------------
lease or agreement which would subject it to any performance or business obligations after the Closing.

          (n)     No Employees.  The Company does not now have and will not have
                  ------------
at  the  Closing  any  employees.

          (o)     No  Employment Contracts.  The  Company  has  no  employment
                  ------------------------
contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

          (p)     No  Benefit Plans.  The  Company  has no insurance or employee
                  -----------------
benefit  plans  whatsoever.

          (q)     No  Powers of Attorney.  The Company has no outstanding powers
                  ----------------------
or attorney and no obligations concerning its performance hereunder.

          (r)     The  Company's  Representations  and  Warranties  True  and
                  -----------------------------------------------------------
Complete. All representations and warranties of the Company in this Agreement and the Other Agreements will be true, accurate and complete in all material respects as of the Closing.

          (s)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (t)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Company with the knowledge and expectation that the Entech Stockholders are placing complete reliance thereon.

     7.     Covenants  of  the  Company.  From the date of this Agreement to the
            ---------------------------
Closing,  the  Company  covenants  as  follows:

          (a) It will to the best of its ability preserve intact the current status of the Company and the trading capacity of the Company on the OTCBB.

          (b) It will furnish the Entech Stockholders with whatever corporate records and documents are available, such as Articles of Incorporation and Bylaws.

          (c) It will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of the Entech Stockholders.

          (d) It will not amend its Articles of Incorporation or Bylaws, or issue any further shares of the Company Common Stock without the express written consent of the Entech Stockholders.

          (e) It will not issue any stock options, warrants or other rights or interests in or to its shares of the Company Common Stock without the express written consent of the Entech Stockholders.

          (f) It will not encumber or mortgage any right or interest in the shares of the Company Common Stock being cancelled as described in this Agreement, and it will not transfer any rights to such shares of the Company Common Stock to any third party whatsoever.

          (g) It will not declare any dividend in cash or stock, or any other benefit.

          (h) It will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

          (i)     It will elect prior to the Closing Steven D. Rosenthal, Robert
K. Christie, Barbara Tainter, Bret Covey, Douglas L. Parker, and Burr Northrop as officers of the Company, as directed by the Entech Stockholders.

          (j) It will obtain and submit to the Entech Stockholders at the Closing resignations of its current officers other than Steven D. Rosenthal, Robert K. Christie, Barbara Tainter, Bret Covey, Douglas L. Parker, and Burr Northrop.

          (k) It agrees to indemnify the Entech Stockholders against and to pay any loss, damage, expense or claim or other liability incurred or suffered by the Entech Stockholders by reason of the inaccuracy of any warranty or representation contained in this Agreement.

     8.     Conditions Precedent to Obligations of the Entech Stockholders.  All
            --------------------------------------------------------------
obligations of the Entech Stockholders under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions which must be satisfied as herein specified:

          (a)     Representations  and  Warranties  True  at  the  Closing.  The
                  --------------------------------------------------------
representations and warranties of the Company herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Company shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

          (b)     Resolutions.  The  counsel  for  the Entech Stockholders shall
                  -----------
have received certified resolutions of a meeting of the Board of Directors of the Company pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Company all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by the Company hereunder.

          (c)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Entech Stockholders and their counsel, whose approval shall not be unreasonably withheld.

     9.     Access  to  Records.  Between  the  date  of  this Agreement and the
            -------------------
Closing, the Company will afford any representative of the Entech Stockholders free and full access to all premises, properties, books, accounts and other records of the Company in order to provide the Entech Stockholders full opportunity make whatever investigations of the Company as the Entech Stockholders shall desire. If any such investigation or inquiry gives the Entech Stockholders reason to believe that the Company may have breached any term or condition of this Agreement, the Entech Stockholders shall so advise the Company in writing and this Agreement will be terminated at the option of the Entech Stockholders.

     10.     Expenses.  Each  party  hereto  shall  pay  such  party's  personal
             --------
expenses and legal fees in connection with this transaction.

     11.     The  Nature  and  Survival  of  Representations,  Covenants  and
             ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

     12.     Cooperation.  The  Company  and  the  Entech Stockholders will each
             -----------
cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Entech Stockholders or the Company or the transactions contemplated hereby.

     13.     Further  Conveyances and Assurances.  After the Closing, the Entech
             -----------------------------------
Stockholders and the Company, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the other ownership of the Entech Stock or the Company Common Stock, as the case may be.

     14.     Closing.  The  date  of  the Closing hereunder (the "Closing Date")
             -------
shall be on or before January 21, 2004, subject to acceleration or postponement from time to time as the Entech Stockholders and the Company mutually agree. The Closing shall be held at the law offices of Braun & Company, No. 702, 777 Hornby Street, Vancouver, British Columbia, Canada at 2:00 p.m., Pacific time, on the Closing Date unless another hour or place is mutually agreed upon by the Entech Stockholders and the Company.

     15.     Deliveries  at  the  Closing  by  the  Entech Stockholders.  At the
             ----------------------------------------------------------
Closing, the Entech Stockholders shall deliver or caused to the Company the following:

          (a) Certificates representing 9,550,000 shares of the Entech Common Stock, duly endorsed in favor of the Company.

          (b) The sum of US$50,000 to be delivered by Entech in cash or by wire transfer to an account to be designated by the Company.

          (c) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by or caused to be delivered by the Entech Stockholders pursuant to this Paragraph 15 shall be reasonably satisfactory in form and substance to the Company and its counsel.

     16.     Delivery  Following  the  Closing.  Following  the  Closing, at the
             ---------------------------------
closing of the Barron Partners LP Stock Purchase Agreement, the Entech Stockholders will cause Entech to deliver to the Company the sum of US$225,000. In addition, at the closing of the Barron Partners LP Stock Purchase Agreement, the Company authorizes the delivery by Bruce Smith of the 2,000,000 shares of the Company Common Stock and the Warrants in favor of Barron Partners LP as described in Paragraph 4 hereof.

     17.     Deliveries  at  the  Closing  by  the Company.  At the Closing, the
             ---------------------------------------------
Company shall deliver to the Entech Stockholders the following:

          (a) Certificates representing 9,550,000 shares of the Company Common Stock, duly endorsed in favor of the Entech Stockholders in the names and amounts with respect to each of the Entech Stockholders as described herein, each such certificate containing the restrictive legend described herein.

          (b) A certificate executed by an officer of the Company with knowledge of the facts to the effect that:

               (i) All corporate and other proceedings or actions required to be taken by the Company in connection with the transactions contemplated by this Agreement have been taken, including, but not limited to, the election of Steven D. Rosenthal, Robert K. Christie, Barbara Tainter, Bret Covey, Douglas L. Parker, and Burr Northrop as officers of the Company as directed by the Entech Stockholders and the resignations of all of the officers of the Company other than Steven D. Rosenthal, Robert K. Christie, Barbara Tainter, Bret Covey, Douglas L. Parker, and Burr Northrop;

               (ii) All requisite governmental approvals and authorizations necessary for consummation by the Company of the transactions contemplated hereby have been duly issued or granted; and

               (iii) There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Company pursuant to this Paragraph 17 shall be reasonably satisfactory in form and substance to the Entech Stockholders and their counsel.

     18.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of the successors of each of the parties hereto, but shall not be assignable by any party without the prior written consent of all of the other parties, which consent shall be subject to any such other party's sole, absolute and unfettered discretion.

     19.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Entech Stockholders, addressed to Dr. Steven
D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, telecopier (909) 477-3031, and e-mail steve@cpidevelopment.com; and if to the Company, addressed to Mr. Thomas Braun at Braun & Company, No. 702, 777 Hornby Street, Vancouver, British Columbia, Canada V6Z 1S2, telecopier (604) 733-7410, and e-mail tbraun@telus.net. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     20.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     21.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     22.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     23.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     24.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Barron Partners LP Stock Purchase Agreement, or any other agreement referred to herein, the terms of the Barron Partners LP Stock Purchase Agreement shall control.

     27.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the laws of the Province of British Columbia, and all obligations hereunder shall be deemed performable in Vancouver, British Columbia. The parties agree to submit to the exclusive jurisdiction of British Columbia.

     28.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                      CYBER PUBLIC RELATIONS, INC.



                                      By
                                        ----------------------------------------
                                        Maria Trinh, President



                             THE ENTECH STOCKHOLDERS
--------------------------------------------------------------------------------
           Name                   Common                Signature
------------------------------  -----------  -----------------------------------
                                Stock Owned
------------------------------  -----------  -----------------------------------
Steven D. Rosenthal, Ph.D.        1,000,000
Robert K. Christie                3,750,000
Barbara Tainter                     250,000
Bret Covey                          650,000
Burr Northrop                       500,000
Douglas L. Parker                 1,250,000
Grover G. Moss                      910,000
James R. Christ                     200,000
Donald G. St. Clair                  40,000
San Diego Torrey Hills Capital      375,000
Clayton Chase                       375,000
Norman T. Reynolds                  250,000
                                    -------
Total                             9,550,000
                                  =========



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